UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 8, 2006

 Commission   Exact Name of Registrant as Specified in          IRS Employer
 File Number  Charter, State of Incorporation, Address     Identification Number
              of Principal Executive Office and
              Telephone Number

   1-5540     PEOPLES ENERGY CORPORATION                        36-2642766

   2-26983    THE PEOPLES GAS LIGHT AND COKE COMPANY            36-1613900

   2-35965    NORTH SHORE GAS COMPANY                           36-1558720


                             (Illinois Corporations)

                       130 East Randolph Drive, 24th Floor

                          Chicago, Illinois 60601-6207

                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (312) 240-4000

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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          ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          MERGER AGREEMENT

          As of July 8, 2006, WPS Resources Corporation, a Wisconsin corporation ("WPS"), Wedge Acquisition Corporation, an Illinois corporation ("Sub"), and a wholly owned subsidiary of WPS, and Peoples Energy Corporation, an Illinois corporation ("Peoples") entered into an Agreement and Plan of Merger (together with the exhibits thereto, the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1.

          On July 10, 2006, WPS and Peoples issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

          The Agreement provides for the merger of Sub with and into Peoples on the terms and subject to the conditions set forth in the Agreement (the "Merger"), with Peoples continuing as the surviving corporation. As a result of the Merger, Peoples will become a wholly owned subsidiary of WPS, and Peoples shareholders will receive shares of WPS common stock in exchange for their shares of common stock of Peoples. At the effective time of the Merger, each share of common stock of Peoples issued and outstanding immediately prior to the effective time will be cancelled and converted into the right to receive 0.825 share of common stock of WPS. As a result of the Merger, the companies expect that upon consummation of the Merger, Peoples shareholders will own approximately 42.4% of the common stock of WPS and WPS shareholders will own approximately 57.6% of the common stock of WPS.

          Pursuant to the Agreement, a new name for the combined company will be jointly selected by management from both Companies. Upon consummation of the Merger, WPS' Board of Directors will be comprised of sixteen directors, nine of whom will have been designated by WPS and seven of whom will have been designated by Peoples. Mr. Larry Weyers, currently Chairman, President and Chief Executive Officer of WPS, will remain President and Chief Executive Officer of the combined holding company following the Merger. Mr. James Boris, currently the non-executive Chairman of Peoples will become the non-executive Chairman of the combined holding company as of the effective time of the Merger. Upon the consummation of the Merger, WPS will amend bylaws consistent with the foregoing.

          Following the Merger, the combined holding company will establish its headquarters in Chicago, Illinois. The headquarters of the combined holding company's unregulated energy marketing business will be located in Green Bay, Wisconsin and the headquarters of the utilities' businesses will be located in the same place as immediately prior to the effective time of the Merger.

         The consummation of the Merger is subject to the satisfaction or waiver of closing conditions applicable to both WPS and Peoples, including the receipt of required regulatory approvals and the approval of the transaction by the shareholders of both WPS and Peoples.

          WPS and Peoples have each made customary representations, warranties and covenants in the Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Agreement and the consummation of the Merger and covenants not to engage in certain kinds of transactions during that period. During such period, Peoples will not declare cash dividends in excess of $0.545 per quarter without the prior consent of WPS. Immediately after the effective time of the Merger, WPS will adopt a dividend policy providing for a quarterly dividend of $0.66 per share of WPS common stock, subject to evaluation over time as future business needs dictate. In addition, WPS and Peoples have made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a shareholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Agreement, (B) not to solicit proposals relating to alternative business combination transactions, and (C) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

          Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the shareholders of each of WPS and Peoples, (ii) absence of any material adverse effect, (iii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iv) absence of any order or injunction prohibiting the consummation of the Merger, (v) the registration statement on Form S-4 shall have become effective, (vi) the shares of WPS common stock issuable to Peoples' shareholders pursuant to the Agreement and under the employee benefit plans of Peoples shall have been approved for listing on the New York Stock Exchange, (vii) subject to certain exceptions, the accuracy of representations and warranties with respect to WPS' and Peoples' business, as


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applicable, (vii) receipt of customary tax opinions and (viii) receipt of all required statutory approvals from, among others, the Federal Energy Regulatory Commission, the Federal Communications Commission, and state public service and utility commissions.

          The Agreement contains certain termination rights for both WPS and Peoples, and further provides that, upon termination of the Agreement under specified circumstances, a party would be required to pay the other party a termination fee of $45 million. In addition, under specified circumstances each party may be obligated to reimburse the other party for up to $15 million of expenses, which would reduce the amount of any required termination fee payable by that party.

          The foregoing description of the Agreement is only a summary and does not purport to be complete. A copy of the Agreement is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

                                     * * *

          FORWARD-LOOKING STATEMENTS

          This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed Merger, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of WPS and Peoples. There can be no assurance as to the timing of the closing of the Merger or whether the Merger will close at all. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that WPS will file with the Securities and Exchange Commission ("SEC") in connection with the proposed merger. Additional factors that may affect the future results of WPS and Peoples are set forth in WPS's Form 10-K report for the year ended December 31, 2005, Peoples' Form 10-K report for the year ended September 30, 2005 (as amended and supplemented by Peoples' Form 10-K/A filed December 14, 2005 and Peoples' Form 8-K filed June 30, 2006), and their other filings with the SEC. Investors and security holders may obtain free copies of these documents (when they are available) at the SEC's web site at www.sec.gov. WPS and Peoples undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

          ADDITIONAL INFORMATION

          This communication is not a solicitation of a proxy from any security holder of WPS or Peoples. WPS intends to file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of WPS and Peoples that also constitutes a prospectus of WPS, which will be sent to the shareholders of WPS and Peoples. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about WPS, Peoples and the proposed transaction. A definitive proxy statement will be sent to shareholders of WPS and Peoples seeking approval of the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS upon written request to WPS Resources Corporation,
Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling


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(920) 433-1727, or from Peoples, upon written request to Peoples Energy
Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling (312) 240-4366.

          PARTICIPANTS IN THE PROPOSED TRANSACTION

          WPS, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 6, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

          ITEM 8.01. OTHER EVENTS

          On July 10, 2006, WPS and Peoples issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

          2.1 Agreement and Plan of Merger, dated July 8, 2006, by and among WPS Resources Corporation, Wedge Acquisition Corporation and Peoples Energy Corporation.

          99.1 Joint Press Release, dated July 10, 2006, issued by WPS Resources Corporation and Peoples Energy Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




PEOPLES ENERGY CORPORATION
        (Registrant)


By:  /s/ Thomas A. Nardi                                    Date: July 10, 2006
     ------------------------------------------------
Name:    Thomas A. Nardi
Title:   Executive Vice President and
         Chief Financial Officer


THE PEOPLES GAS LIGHT AND COKE COMPANY


By:  /s/ Thomas A. Nardi                                    Date: July 10, 2006
     ------------------------------------------------
Name:    Thomas A. Nardi
Title:   Executive Vice President and
         Chief Financial Officer


NORTH SHORE GAS COMPANY


By:  /s/ Thomas A. Nardi                                   Date: July 10, 2006
     ------------------------------------------------
Name:    Thomas A. Nardi
Title:   Executive Vice President and
         Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

  2.1 Agreement and Plan of Merger, dated July 8, 2006, by and among WPS Resources Corporation, Wedge Acquisition Corporation and Peoples Energy Corporation.

  99.1 Joint Press Release, dated July 10, 2006, issued by WPS Resources Corporation and Peoples Energy Corporation.